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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To: ACCESS Pharmaceuticals, Inc.:

     As independent public accountants, we hereby consent to the use of our report included in the registration statement.

                                          /s/  Smith, Anglin & Co.
                                          ---------------------------------
                                          SMITH, ANGLIN & CO.

Dallas, Texas

December 20, 1995


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